UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  November 2, 2009

MGP Ingredients, Inc.

(Exact name of registrant as specified in its charter)

KANSAS	0-17196	48-0531200
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Commercial Street

Box 130

Atchison, Kansas 66002

 (Address of principal executive offices) (Zip Code)

(913) 367-1480

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.             Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 2, 2009, the Board of Directors of MGP Ingredients, Inc. (the “Company”) appointed Don Tracy as Vice President of Finance and Chief Financial Officer (“CFO”).  The appointment as Chief Financial Officer is effective November 6. Mr. Tracy will succeed interim CFO David Harbert, a partner of Tatum, LLC, an Atlanta-based executive services firm, who had filled the role since April 2009.

Mr. Tracy, age 52, has a business career that spans over 30 years, more than half of which has been spent in senior level financial and executive management positions.  For the past nearly three years, he has served as CFO at Emery Oleochemicals, a global chemical manufacturer, and was based at their U.S. headquarters in Cincinnati, Ohio.  From 2005 to 2007, Mr. Tracy served as CFO at Briggs Industries, a worldwide manufacturer and distributor of kitchen and bath fixtures, at the company’s U.S. headquarters in Charleston, S.C.  Before that, he spent four years with the Tenaris Corp., a global producer of steel tubes, where he began as director of financial projects and subsequently was promoted to CFO of Tenaris, North America.

Mr. Tracy’s previous experience included serving as senior vice president of the process improvement group of National City Corporation, Cleveland, from 1999 to 2001; senior manager of the strategic services unit at A.T. Kearney, Inc. in 1998; senior manager of performance improvement management consulting for Ernst & Young Consulting, for three years; and various positions with the Procter & Gamble Company from 1983 to 1993.  These included assignments as department manager of finance and investments in Procter & Gamble’s treasury division, and periods as CFO of Procter & Gamble Peru, controller of Procter & Gamble Commercial Company, and a participant in the company’s management development program.  From 1979 to 1981, he served as an auditor with Deloitte & Touche.

Mr. Tracy will receive annual base compensation of $200,000.  In addition, the Company agreed to pay him a sign up bonus of $15,000 and will reimburse certain relocation expenses.

Item 7.01 Regulation FD Disclosure.

Attached as Exhibit 99.1, and incorporated into this Item 7.01 by reference, is the Company’s press release issued November 3, 2009, relating to the appointment of Mr. Tracy as the Company’s CFO.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1  Press Release dated November 3, 2009 relating to the appointment of a new chief financial officer, furnished solely for the purpose of incorporation by reference into Items 7.01 and 9.01

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MGP INGREDIENTS, INC.

Date: November 3, 2009	By:	/s/ Timothy W. Newkirk
Timothy W. Newkirk
President and Chief Executive Officer